Exhibit 99.1

Mortgage Modification Legal Network, Inc.

Audited Financial Report

December 30, 2008

MORTGAGE MODIFICATION LEGAL NETWORK, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders of Mortgage Modification Legal Network, Inc.

We have audited the accompanying balance sheet of Mortgage Modification Legal Network, Inc. as of December 31, 2008, and the related statements of operations, stockholders’ deficit, and cash flows for the period from August 8, 2008 (inception), to December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mortgage Modification Legal Network, Inc. as of December 31, 2008, and the results of its operations and cash flows for the period from August 8, 2008 (inception) to December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

The Company’s financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The company has an accumulated deficit of $239,051 at December 31, 2008. These factors as discussed in Note 8 to the financial statements, raises substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 8. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/S/ Kabani & Company, Inc.

CERTIFIED PUBLIC ACCOUNTANTS
Los Angeles, California
February 27, 2009

Mortgage Modification Legal Network, Inc.
Balance Sheet
As At December 31, 2008

Assets
Current Assets
Accounts Receivable, Net of Allowance for Doubtful Accounts of $4,998	$56,514
Due from Related Parties	11,530
Total Current Assets	68,044

Long Term Assets
Property and Equipment, Net	33,982
Deposit	8,149
Total Long Term Assets	42,131

Total Assets	$110,175

Liabilities & Stockholders' Deficit
Liabilities
Current Liabilities
Accounts Payable and Other Accrued Expenses	$11,618
Payable to Banks	49,208
Note Payable - Related Party	100,000
Total Liabilities	160,826

Commitment

Stockholders' Deficit
Common Stock ($0.01 par value; 1,500,000 shares authorized; 960,062 shares issued and outstanding)	9,601
Additional Paid In Capital	379,899
Subscription Receivable	(201,100)
Accumulated Deficit	(239,051)
Total Stockholders' Deficit	(50,651)

Total Liabilities & Stockholders' Deficit	$110,175

The accompanying notes are an integral part of the financial statement.

Mortgage Modification Legal Network, Inc.
Statement of Operations
For The Period from August 8, 2008 (Inception) to December 31, 2008

Net revenues	$132,322
Cost of revenues	102,172
Gross profit	30,150

Operating costs and expenses
General and administrative expenses	271,845
Loss from operations	(241,695)

Other income (expenses)
Rental income	4,079
Interest expense	(635)
Total other income	3,444

Loss before income taxes	(238,251)

Provision for income taxes	800

Net loss	$(239,051)

Basic & diluted weighted average number of common stock outstanding	558,142

Basic & diluted net loss per share	$(0.43)

The accompanying notes are an integral part of the financial statement.

Mortgage Modification Legal Network, Inc.
Statement of Changes In Stockholders' Deficit
For The Period from August 8, 2008 (Inception) to December 31, 2008

	Common Stock		Additional Paid In Capital	Subscription Receivable	Accumulated Deficit	Total Stockholders' Deficit
	Number of Shares	Par value

Balance August 8, 2008	-	$-	$-	$-	$-	$-

Common stock issued for cash	784,025	7,840	39,660	-	-	47,500

Common stock issued for cash	176,037	1,760	340,240	(201,100)	-	140,900

Net loss	-	-	-	-	(239,051)	(239,051)

Balance at December 31, 2008	960,062	$9,601	$379,899	$(201,100)	$(239,051)	$(50,651)

The accompanying notes are an integral part of the financial statement.

Mortgage Modification Legal Network, Inc.
Statement of Cash Flows
For The Period from August 8, 2008 (Inception) to December 31, 2008

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(239,051)
Adjustments to reconcile net loss to net cash provided by
(used in) operating activities
Depreciation	1,167
Changes in working capital:
(Increase) in accounts receivable	(56,514)
(Increase) in receivables from related parties	(11,530)
(Increase) in deposit	(8,149)
Increase in accounts payable and accrued expenses	60,826
Net cash provided by operating activities	(253,251)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(35,149)

CASH FLOWS FROM FINANCING ACTIVITIES
Related party note issued	100,000
Common shares issued for cash	188,400
Net cash provided by financing activities	288,400

NET INCREASE (DECREASE) IN CASH & CASH EQUIVALENTS	-

CASH & CASH EQUIVALENTS, BEGINNING BALANCE	-

CASH & CASH EQUIVALENTS, ENDING BALANCE	$-

SUPPLEMENTARY DISCLOSURES OF CASH FLOW INFORMATION

Interest paid during the year	$-
Taxes paid during the year	$-

NON-CASH INVESTING & FINANCING ACTIVITY:
Shares issued against subscription receivable	$201,100

The accompanying notes are an integral part of the financial statement.

MORTGAGE MODIFICATION LEGAL NETWORK, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM AUGUST 8, 2008 (INCEPTION) TO DECEMBER 31, 2008

NOTE 1.    Nature of business and significant accounting policies

Mortgage Modification Legal Network (the “Company”, “We”, “Our”, “MMLN”) was incorporated as a California Limited Liability Company on August 8, 2008. Beginning September 19, 2008, the Company became a California ‘S’ Corporation.

The company assists financially distressed homeowners who have become overburdened with debt due to deteriorating economic conditions, eroding property values, frozen credit markets and stagnant mortgage rates.  The company operates using three (3) separate divisions, each of which offers dynamic foreclosure mitigation solutions for distressed homeowners.  First, the company has an affiliate program which markets specifically to real estate and mortgage professionals and provides a platform for their customers to benefit from the company’s foreclosure mitigation offerings.  Second, the company has a direct-to-lender approach that involves entering into an agreement with a servicing bank, where the company provides foreclosure mitigation services as third party administrators to bank customers.  Under this model, the company contacts the bank’s clients on its behalf and assists in the renegotiation of the bank’s clients’ existing mortgages.  Finally, the company has a retail program that employs both “grass roots” and “technology based” efforts to reach out directly to the troubled homeowner by helping to inform and educate them as to their various options.  Operating from its corporate headquarters in Laguna Niguel, California, the company, through its partners and affiliates, offers foreclosure mitigation services, including mortgage modifications, to homeowners throughout the United States.

Cash and Cash Equivalents — The Company considers investments with original maturities of 90 days or less to be cash equivalents.

Accounts receivable — As at December 31, 2008, accounts receivable amounted to $61,512 with an allowance for bad debt amounting to $4,998.

The Company evaluates its accounts receivable on regular basis to make provision for all the accounts where collectability is doubtful and the amounts are past due.

Depreciation and Amortization — Property and equipment are being depreciated on the straight-line basis over the following estimated useful lives:

Machinery and equipment	Three years
Furniture and fixtures	Four years

The Company capitalizes expenditures that materially increase asset lives and charges ordinary repairs and maintenance to operations as incurred. When assets are sold or otherwise disposed of, the cost and related depreciation amortization is removed from the accounts and any resulting gain or loss is included in other income (expense) in the statements of operations.

Income Taxes — The Company is a California S Corporation. Net income or loss for tax purposes were transferred to the shareholders for the period ended December 31, 2008.

Net Income (Loss) Per Share — The Company computes net loss per share in accordance with SFAS No. 128, “Earnings per Share,” and Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin No. 98 (“SAB 98”). Under the provisions of SFAS No. 128 and SAB 98, basic and diluted net loss per share is computed by dividing the net loss available to common stockholders for the period by the weighted average number of shares of common stock outstanding during the period.  Common equivalent shares related to stock options and warrants have been excluded from the computation of basic and diluted earnings per share. For the period ended December 31, 2008, the Company has no dilutive securities.

Concentration of Credit Risk — Financial instruments that potentially subject the Company to a concentration of credit risk consist of cash.  The Company maintains its cash with high credit quality financial institutions; at times, such balances with any one financial institution may exceed FDIC insured limits.

Financial Instruments — Our financial instruments consist of cash, accounts receivable, accounts payable, and notes payable (related party).  The carrying values of cash, accounts receivable, accounts payable, and notes payable are representative of their fair values due to their short-term maturities.

Revenue Recognition — The Company generates revenue from two sources.  The majority of revenue is generated from the Law Firms the Company placed Loan Modifications through. The remaining revenue is generated when the Company signs up new accounts.  Revenue is recognized when (i) a Service Agreement exist or a new account membership is signed up; (ii) services have been rendered; (iii) price is fixed or determinable; (iv) and collectability is reasonably assured.

Revenue from Law Firms:

For each attorney who enters into a Services Agreement with MMLN, the Company recognizes revenue as follows:

The Company contacts customers through its marketing and advertising activities. Once the customer signs up with the Company, the Company refers the customer to the attorney. Upon receipt of retainer by the attorney from the Company, the attorney performs service based upon agreed terms. Upon completion of the service provided by the attorney, the company recognizes revenue.

New Account Revenue – Sign-Ups

Anytime MMLN signs up a new account for membership, it carries one time “start up” fee of $500 - $1500.  The revenue is recognized upon the sign-up.

Recently Issued Accounting Pronouncements —

Business Combinations-In December 2007, the FASB issued SFAS No. 141 (Revised 2007), Business Combinations (“SFAS 141R”). SFAS 141R significantly changes the accounting for business combinations. Under SFAS 141R, an acquiring entity will be required to recognize all the assets acquired and liabilities assumed in a transaction at the acquisition-date fair value with limited exceptions. SFAS 141R will change the accounting treatment for certain specific items, including:

• Acquisition costs will be generally expensed as incurred;
1.	Noncontrolling interests (formerly known as “minority interests” – see SFAS 160 discussion below) will be valued at fair value at the acquisition date;
2.
Acquired contingent liabilities will be recorded at fair value at the acquisition date and subsequently measured at either the higher of such amount or the amount determined under existing guidance for non-acquired contingencies;

3.	In-process research and development will be recorded at fair value as an indefinite-lived intangible asset at the acquisition date;
4.	Restructuring costs associated with a business combination will be generally expensed subsequent to the acquisition date; and
5.	Changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally will affect income tax expense.

SFAS 141R also includes a substantial number of new disclosure requirements. SFAS 141R applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Earlier adoption is prohibited. Accordingly, since we are a calendar year-end company we recorded and disclosed business combinations following existing GAAP until January 1, 2009. We expect SFAS 141R will have an impact on accounting for business combinations once adopted but the effect is dependent upon acquisitions at that time.

Noncontrolling Interests in Consolidated Financial Statements – An Amendment of ARB No. 51-In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements - An Amendment of ARB No. 51 (“SFAS 160”). SFAS 160 establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. Specifically, this statement requires the recognition of a noncontrolling interest (minority interest) as equity in the consolidated financial statements and separate from the parent’s equity. The amount of net income attributable to the noncontrolling interest will be included in consolidated net income on the face of the income statement. SFAS 160 clarifies that changes in a parent’s ownership interest in a subsidiary that do not result in deconsolidation are equity transactions if the parent retains its controlling financial interest. In addition, this statement requires that a parent recognize a gain or loss in net income when a subsidiary is deconsolidated. Such gain or loss will be measured using the fair value of the noncontrolling equity investment on the deconsolidation date. SFAS 160 also includes expanded disclosure requirements regarding the interests of the parent and its noncontrolling interest. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Like SFAS 141R discussed above, earlier adoption is prohibited. We have not completed our evaluation of the potential impact, if any, of the adoption of SFAS 160 on our consolidated financial position, results of operations and cash flows.

In March 19, 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. Currently the Company does not carry any derivative instruments and the adoption of this statement may not have any effect on the financial statements.

In May 2008, FASB issued SFASB No.162, “The Hierarchy of Generally Accepted Accounting Principles”. The pronouncement mandates the GAAP hierarchy reside in the accounting literature as opposed to the audit literature. This has the practical impact of elevating FASB Statements of Financial Accounting Concepts in the GAAP hierarchy. This pronouncement will become effective 60 days following SEC approval. The Company does not believe this pronouncement will impact its financial statements.

In May 2008, FASB issued SFASB No. 163, “Accounting for Financial Guarantee Insurance Contracts-an interpretation of FASB Statement No. 60”. The scope of the statement is limited to financial guarantee insurance (and reinsurance) contracts. The pronouncement is effective for fiscal years beginning after December 31, 2008. The Company does not believe this pronouncement will impact its financial statements.

On December 30, 2008 FASB issued FIN 48-3, “Effective Date of FASB Interpretation No. 48 for Certain Nonpublic Enterprises”. This FSP defers the effective date of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, for certain non-public enterprises as defined in paragraph 289, as amended, of FASB Statement No. 109, Accounting for Income Taxes, including non-public not-for-profit organizations. However, non-public consolidated entities of public enterprises that apply U. S. GAAP are not eligible for the deferral. Nonpublic enterprises that have applied the recognition, measurement, and disclosure provisions of Interpretation 48 in a full set of annual financial statements issued prior to the issuance of this FSP also are not eligible for the deferral. This FSP shall be effective upon issuance. The Company does not believe this pronouncement will impact its financial statements.

On January 12, 2009 FASB issued FSP EITF 99-20-01, “Amendment to the Impairment Guidance of EITF Issue No. 99-20”. This FSP amends the impairment guidance in EITF Issue No. 99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to be Held by a Transferor in Securitized Financial Assets,” to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The FSP also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements in FASB Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities, and other related guidance. The FSP shall be effective for interim and annual reporting periods ending after December 15, 2008, and shall be applied prospectively. Retrospective application to a prior interim or annual reporting period is not permitted. The Company does not believe this pronouncement will impact its financial statements.

NOTE 2 – Property & Equipment

Property and equipment as at December 31, 2008 comprised of the following:

Furniture & Fixture	$17,065
Office Equipment	18,084
Accumulated Depreciation	(1,167)
Net	$33,982

During the period ended December 31, 2008 the Company recorded $1,167 as depreciation expense.

NOTE 3 - Note Payable to Related Party

The Company entered into several agreements during November 4, 2008 to December 1, 2008 to borrow funds from its shareholder. As at December 31, 2008, total note payable to shareholder amounted to $100,000.  The interest on these notes ranges from 5% to 5.5%. The notes are fully due and payable on the later of (i) fifteen (15) days of receipt of written demand by the Company from the shareholder or any subsequent assignee of the notes, and (ii) one (1) year from the date of the issuance.

During the period ended December 31, 2008, the Company recorded $635 interest expense.

NOTE 4 – Lease Commitment

In December, 2008, the Company entered into agreements with Global Network Ministries, Inc. to rent two suites used for the day to day operation. The lease expiration date is November 30, 2010. The Company paid security deposit of $8,150 at the inception of lease. The rent expense for the period ended December 31, 2008 was $8,150.

The Company subleases its office to two related parties through common shareholders (See note 5), monthly rent amounting to $4,079.

Future minimum lease payments for the next two years are as follows:

December 31,	Minimum Lease Payment	Sublease Income	Total
2009	$97,800	$(48,948)	$48,852
2010	89,650	(44,869)	44,781
Total	$187,450	$(93,817)	$93,633

NOTE 5 – Related-party transactions

During the period ended December 31, 2008, the Company made payments to various vendors, on behalf of Premier Lending Group, Inc. amounting to $7,390. The Company is related to Premier Lending Group, Inc through common shareholders.

During the period ended December 31, 2008, the Company subleased its office space to NetDebt LLC and Premier Lending Group, Inc. The rental income receivable amounted to $4,079 as at December 31, 2008. The Company is related to NetDebt and Premier Lending Group, Inc through common shareholders.

NOTE 6 – Payable to Banks

The Company has corporate credit card accounts that are used to pay day to day operating expenses. As at December 31, 2008, payable to banks for the credit cards, amounted to $49,209.

NOTE 7 – Stockholder’s Equity

The Company was formed as an LLC on August 8, 2008. On September 19, 2008, the Company became a California S Corporation. As per its Articles of Incorporation the Company has authorized capital of 1,500,000 shares. Pursuant to a private placement conducted in accordance with Regulation S of the Securities Act of 1933, as amended, the Company issued 960,062 shares of common stock for $0.06 to $1.94 per share. The proceeds of the offering were used for general working capital purpose.

On September 19, 2008, the Company issued 95,000 common shares to five stockholders. On November 25, 2008, the Company executed a forward stock split of 8.25:1. The common shares outstanding were retroactively restated to account for the forward stock split, and the number of common shares outstanding became 784,025. The total payment from stockholders for the issuance was $47,500 and as a result of the split, the per share price changed from $0.50 to $0.06.

On December 30, 2008, the Company issued 176,037 common shares to a stockholder for $1.94 per share. The Company received payment of $140,900 and recorded a subscription receivable of $201,100 on the accompanied financial statements. No subscription agreement was signed for this issuance at December 31, 2008.

NOTE 8 - Going Concern

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the company as a going concern. However, we have an accumulated deficit of $239,051 as of December 31, 2008. Our total liabilities exceeded its total assets by $50,651 as of December 31, 2008. In view of the matters described above, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon our continued operations, which in turn is dependent upon our ability to continue executing on our business model. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should we be unable to continue as a going concern.

The Company commenced operations on October 1, 2008.  As with any start-up company, the initial fixed costs required to commence operations were fairly significant.  The Company commenced its loan modifications in late 2008..The Company anticipates that it will be able to: (i) develop key marketing relationships with large affiliates that will increase its loan modification volume; (ii) be in the position to pay off its short term notes with operating profits and (iii) increase operational efficiencies.

NOTE 9 – Concentration of Credit Risk

The Company performs ongoing credit evaluations of its customers' financial conditions and generally does not require collateral on accounts receivable, therefore, the accounts receivable are unsecured. Company allows credit period of not more than two weeks therefore the credit extended to its customers are highly reliable and with minimal risk.

As at December 31, 2008, the Company has two major customers. Company’s revenue from those customers comprised of cash and credit sales. Accounts receivable related to those sales amounted to $22,000 and 23,000 from each of these customers.